                                                                   Exhibit 10.23

                                OPTION AGREEMENT

         This Option Agreement (the "Agreement") is entered into as of May 31, 2000, between Villanova Global Asset Management Trust, a Delaware business trust ("VGAMT") and Villanova Capital, Inc., a Delaware corporation ("VCI").

         WHEREAS, Nationwide Mutual Insurance Company ("Nationwide Mutual") indirectly holds the outstanding capital stock of Nationwide Global Holdings, Inc. ("Nationwide Global"), a Delaware corporation, which is the Managing Unitholder of VGAMT and currently holds 6,667 trust units issued by VGAMT (the "Trust Units"), which constitutes all of the currently issued and outstanding Trust Units;

         WHEREAS, VGAMT indirectly holds the outstanding share capital of Asset Management Holdings plc ("Gartmore");

         WHEREAS, the vesting schedule for this Option, set forth on Exhibit A hereto, is based on target revenue amounts to be generated by VCI for the Gartmore Group (as defined below), and includes key assumptions that VCI and VGAMT believe make such revenue amounts indicative of the synergies and value to be delivered to the Gartmore Group by VCI; and

         WHEREAS, the Managing Unitholder of VGAMT has determined that it is in the best interests of VGAMT to issue an option to VCI providing for the purchase of up to a 33 1/3% interest in the Trust Units and VCI has determined it is its best interest to deliver certain synergies to Gartmore in consideration of the issuance of such option,

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, VGAMT and VCI hereby agree as follows:

                            ARTICLE I - DEFINITIONS

         Capitalized words in this Agreement shall have the respective meanings ascribed to them below.

                  "Accountant" has the meaning set forth in Section 4.1 hereof.

                  "Aggregate Amount" has the meaning set forth in Section 2.4(a) hereof.

                  "Business Day" means any day other than a Saturday, a Sunday or a day on which banks in New York, New York are required to be closed for regular banking business.

                  "EQPP" means the Equity Participation Plan to be adopted by Gartmore pursuant to which the management of Gartmore will be eligible to obtain ownership of up to 10% of the share capital of Nationwide UK Holding Company Limited.

                  "Exercise Date" means the date on which VCI provides a Notice of Exercise and related Exercise Price to VGAMT.

                  "Exercise Price" has the meaning set forth in Section 2.3(a) hereof.

                  "Final Exercise Date" means 12:00 a.m., Eastern Standard Time, on the first anniversary of the Final Vesting Date.

                  "Final Vesting Date" has the meaning set forth in Section 2.2(e) hereof.


                  "Gartmore Group" means Gartmore, its subsidiaries and U.K. affiliates, and VGAMT.

                  "Liquidity Event" means a transaction the result of which is that Nationwide Mutual does not directly or indirectly own 50% or more of the issued voting share capital of Gartmore, whether as a result of (i) a sale of Trust Units or shares, as the case may be, of VGAMT, Nationwide Asset Management Holdings Ltd., Nationwide UK Asset Management Holdings Ltd., Nationwide UK Holding Company Ltd., or Gartmore or any intermediate holding company between Gartmore and Nationwide Global, (ii) a merger, consolidation, reorganization, share exchange or other business combination transaction involving VGAMT, Nationwide Asset Management Holdings Ltd., Nationwide UK Asset Management Holdings Ltd., Nationwide UK Holding Company Ltd., or Gartmore or any intermediate holding company between Gartmore and Nationwide Global, (iii) a public offering of equity securities of VGAMT, Nationwide Asset Management Holdings Ltd., Nationwide UK Asset Management Holdings Ltd., Nationwide UK Holding Company Ltd., or Gartmore or any intermediate holding company between Gartmore and Nationwide Global and/or (iv) otherwise.

                  "Notice of Exercise" has the meaning set forth in Section 2.3(b) hereof.

                  "Option" has the meaning set forth in Section 2.1(a) hereof.

                  "Option Term" means the five-year term during which a Vesting Date may occur, which term commences on 12:01 a.m., Eastern Standard Time on July 1, 2000 and expires at 12:00 a.m., Eastern Standard Time on June 30, 2005. Year 1 of the Option Term shall be July 1, 2000 to June 30, 2001; Year 2 of the Option Term shall be July 1, 2001 to June 30, 2002, Year 3 of the Option Term shall be July 1, 2002 to June 30, 2003, Year 4 of the Option Term shall be July 1, 2003 to June 30, 2004; and Year 5 of the Option Term shall be July 1, 2004 to June 30, 2005.

                  "Option Units" has the meaning set forth in Section 2.4(b) hereof.

                  "Preliminary Synergy Report" has the meaning set forth in
Section 2.2(a) hereof.

                  "Securities Act" means the Securities Act of 1933, as amended.




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

                  "Specified Tranche Percentage" has the meaning set forth in
Section 2.1(b) hereof.

                  "Synergy Payments" means the payment by VCI to VGAMT for the Option, which payment consists of revenues that VCI will generate for the Gartmore Group, as described in the Vesting Schedule.

                  "Synergy Report" has the meaning set forth in Section 2.2(a) hereof.

                  "Target Synergy Payment Adjustment" has the meaning set forth in Section 3.1 hereof.

                  "Tranche" has the meaning set forth in Section 2.1(b) hereof.

                  "Trust Units" has the meaning set forth in the second recital hereof.

                  "Vesting Date" has the meaning set forth in Section 2.2(b) hereof.

                  "Vesting Schedule" means the target dates for the vesting of this Option and/or each Tranche or portion hereof following delivery of the target Synergy Payment, as detailed on Exhibit A hereto.

                   ARTICLE II - OPTION ISSUANCE AND EXERCISE

         2.1      OPTION.

                  (a) In consideration for the right to receive the Synergy Payments, VGAMT hereby grants an option (the "Option") to VCI to purchase up to a 33 1/3% interest in the Trust Units of VGAMT. The Option will vest upon the delivery of the Synergy Payments as provided below.

                  (b) The Option will consist of four tranches (each a "Tranche") with each Tranche representing a specified percentage interest (the "Specified Tranche Percentage") in VGAMT. The Specified Tranche Percentage for the first Tranche is 11.11%; the Specified Tranche Percentage for the second Tranche is 11.11%; the Specified Tranche Percentage for the third Tranche is 5.56%; and the Specified Tranche Percentage for the fourth Tranche is 5.55%. Each Tranche will vest on a Vesting Date and all or a portion of each Tranche will vest on the Final Vesting Date.

                  (c) In the event of any change in the outstanding share capital of Nationwide UK Holding Company Limited, by reason of a dividend, split-up, recapitalization, combination, exchange of shares or similar transaction, or if on the Final Vesting Date, less than 10% of the equity of Gartmore has been issued and is outstanding (or likely to be outstanding) under the EQPP for the management employees of Gartmore, the Specified Tranche Percentage for any unexercised Tranche shall be adjusted appropriately so that VCI shall thereafter receive upon exercise of this Option in its entirety or any Tranche thereof the number of Trust Units representing the same percentage interest in Nationwide UK Holding






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

Company Limited that it would have received if such exercise had occurred immediately prior to such event or the record date thereof, as applicable.

         2.2      VESTING OF OPTION.

                  (a) Within 60 days after June 30 of each year during the Option Term, VCI shall deliver a report (the "Preliminary Synergy Report") to VGAMT and Nationwide Global setting forth the amount of Synergy Payments delivered to VGAMT during the one year period from July 1 of the previous year to June 30 of such year. Within 15 days after receipt of such Preliminary Synergy Report, Nationwide Global (i) shall verify that the amount of Synergy Payments set forth in the Preliminary Synergy Report for such one year period have been delivered by VCI and the key assumptions associated with the revenues generated for such one year period have been met by providing VCI written notice of verification or, (ii) provide VCI with written notice if it disputes anything contained in the Preliminary Synergy Report. Any dispute that the parties are unable to resolve regarding the amount of delivered Synergy Payments set forth in a Preliminary Synergy Report shall be submitted for resolution pursuant to
Article IV hereof. The Preliminary Synergy Report, once verified by Nationwide Global, is referred to herein as a "Synergy Report".

                  (b) Except as otherwise set forth in subsection (e) hereto, if the Synergy Report for any given one year period reflects a Synergy Payment that equals or exceeds the cumulative target revenue amount set forth on the Vesting Schedule for such one year period for one or more Tranche(s), then the Specified Tranche Percentage for such Tranche that will vest with respect to such one year period on the June 30 of such year preceding the date of such Synergy Report (the "Vesting Date") shall be calculated as follows:

                  Specified Tranche Percentage vested on any Vesting Date equals
                  (A) the product of (i) 33 1/3% and (ii) a fraction, the numerator of which is the cumulative target revenue amount set forth on the Vesting Schedule for such Tranche for such one year period and the denominator of which is the cumulative target revenue amount set forth on the Vesting Schedule for the fourth Tranche for such one year period, less (B) the percentage of the Option that vested previously.

                  (c) Any or all Tranches may vest for a given period.

                  (d) No Synergy Payment relating to a previous one year period shall be counted for purposes of vesting a Tranche for a given one year period. If a Tranche has vested for any given one year period, then the Synergy Payment necessary to vest one or more additional Tranches for subsequent one year periods shall be based on the cumulative target revenue amount set forth on the Vesting Schedule for such subsequent one year period.

                  (e) With respect to any portion of this Option that has not fully vested prior to June 30, 2005, if the Synergy Report for the last one year period of the Option Term reflects Synergy Payments that equal or exceed the cumulative target revenue amount set forth on the Vesting Schedule for such one year period for the first Tranche, then the Specified




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Tranche Percentage of the Option that will vest on June 30 of such year preceding the date of such report (the "Final Vesting Date") shall be calculated as follows:

                  Specified Tranche Percentage vested on the Final Vesting Date equals (A) the product of (i) 33 1/3% and (ii) a fraction, the numerator of which is amount of Synergy Payments for the last one year period of the Option Term and the denominator of which is 34,890,000, less (B) the percentage of the Option that vested previously.

                  (f) Upon the occurrence of a Liquidity Event, any unvested portion of this Option shall immediately vest and become exercisable.

         2.3       EXERCISE OF OPTION.

                  (a) EXERCISE PRICE. The exercise price (the "Exercise Price") to be paid to VGAMT by VCI for the purchase of Trust Units upon the exercise of any vested Tranche (or portion thereof) shall be an amount which is the sum of
(A) the product of (i) the difference between the Specified Tranche Percentage for such Tranche and (ii) the amount which is 90% of the purchase price (not including any payments for net assets) paid to National Westminster Bank plc by Nationwide Mutual or one of its affiliates to acquire Gartmore and (B) the product of (i) the Specified Tranche Percentage for such Tranche and (ii) the amount which represents the U.S. GAAP-basis consolidated balance sheet tangible net asset value (excluding goodwill and all other intangible assets) of VGAMT as of the last day of the one year period for which such Tranche vested.

                  (b) METHOD. In the event that VCI wishes to exercise any vested portion of this Option, VCI shall deliver to VGAMT written notice (the "Notice of Exercise") stating that it is electing to exercise the Option or a Tranche or portion thereof that has vested, together with cash or a certified check or such other consideration acceptable to VGAMT and Nationwide Global for the appropriate Exercise Price. The Option for each Tranche must be exercised in whole, and not in part, provided however, that any Tranche that vests in part on the Final Vesting Date may be exercised to the extent it vests.

                  (c) EXERCISE DEADLINES. The Option for any Tranche or portion thereof that has vested may be exercised at any time after such Tranche or portion thereof has vested. The right to exercise the Option for each Tranche or portion thereof shall expire at 12 Midnight Eastern Time on the date that is one year following the Final Vesting Date.

         2.4      ISSUANCE OF TRUST UNITS.

                  (a) The number of Trust Units to be issued by VGAMT upon the exercise of any Tranche (or portion thereof if applicable) that has vested equals an amount which is the sum of (A) the product of (i) 6,667 and (ii) a fraction, the numerator of which is the sum of (a) the Specified Tranche Percentage for such Tranche expressed as a decimal and (b) the aggregate Specified Tranche Percentage for all of the Tranches for which Trust Units have been previously issued by VGAMT pursuant to the Option expressed as a decimal (the sum of





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(a) and (b) being hereinafter referred to as the "Aggregate Amount") and the denominator of which is 1 minus the Aggregate Amount less (B) the number of Trust Units previously issued by VGAMT pursuant to the Option.

                  (b) Subject to the provisions of Sections 2.5(d) and 4.1(b) hereof, VGAMT shall issue Trust Units subject to any exercise of this Option (the "Option Units") to VCI within five (5) Business Days of the Exercise Date.

                  (c) Unless certificates are specifically requested in the Notice of Exercise, the Option Units will be issued as book-entry securities. Any certificate that is issued to represent Option Units, unless at the time of such exercise such Option Units are registered under the Securities Act, shall bear a legend substantially in the following form:

                  THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAW. NO TRANSFER, SALE, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITY REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (B) IF VILLANOVA GLOBAL ASSET MANAGEMENT TRUST ("VGAMT") HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER HEREOF, WHICH OPINION OF COUNSEL SHALL BE REASONABLY SATISFACTORY TO VGAMT, OR NO-ACTION LETTERS FROM THE SECURITIES AND EXCHANGE COMMISSION AND ANY RELEVANT STATE SECURITIES COMMISSION, OR OTHER EVIDENCE REASONABLY SATISFACTORY TO VGAMT, TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER, AND ANY APPLICABLE SECURITIES LAWS. IN ADDITION THE SECURITY REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN PROVISIONS OF THE OPTION AGREEMENT DATED MAY 31, 2000 WHICH MAY RESTRICT THE ABILITY OF THE HOLDER HEREOF TO TRANSFER IT.

         2.5 TERMINATION OF OPTION. Any portion of this Option that remains unexercised as of the Final Exercise Date shall automatically terminate on the Final Exercise Date.




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

                         ARTICLE III - OTHER AGREEMENTS

         3.1 TARGET SYNERGY PAYMENT ADJUSTMENT. In the event that one or more key assumptions (as an example, the key assumption relating to profit margins associated with revenues generated for any given one year period) used to establish the target revenue amounts set forth in the Vesting Schedule have not been met, then the target revenue amounts set forth in the Vesting Schedule shall be adjusted to reflect such revised assumptions as mutually agreed by the parties hereto (a "Target Synergy Payment Adjustment").

         3.2   INVESTMENT REPRESENTATION; TRANSFER RESTRICTIONS.

               (a) VCI, by acceptance hereof and of the Option Units to be issued from time to time hereunder, represents and warrants that this Agreement and the Option Units issuable upon exercise of this Option or any portion thereof are being acquired by it for its own account for investment, and not with a view to, or for the sale in connection with, any public distribution thereof within the meaning of the Securities Act.

               (b) VCI, by acceptance hereof and of the Option Units to be issued from time to time hereunder, agrees (i) that such Option Units will be subject to the restrictions set forth on the legend contained in Section 2.5(b) hereto and (ii) until the occurrence of a Liquidity Event or as otherwise agreed to by the parties, that such Option Units may not be transferred to any party without the prior written consent of VGAMT (which may be given or withheld in its sole discretion).

         3.3   COVENANTS REGARDING VGAMT.

               (a) VGAMT shall take all reasonable actions necessary to reserve and keep available out of its authorized but unissued Trust Units the full number of Trust Units that may be issued pursuant to this Option.

               (b) VGAMT shall take all corporate action and other actions as shall from time to time be necessary to insure that all of its Trust Units to be issued hereunder will, upon issue, be duly and validly authorized and issued, fully paid and nonassessable and free of any preemptive or similar rights.

               (c) VGAMT shall not, by amendment of its Certificate of Trust or Declaration of Trust and Trust Agreement or through any reorganization, transfer of assets, consolidation or merger, dissolution, issuance or sale of securities or otherwise, to avoid or take action which would have the effect of avoiding the observation or performance of any of the terms to be observed or performed hereunder, but will at all times assist in the carrying out of the provisions of this Agreement; provided that nothing contained herein shall prevent VGAMT from entering into an agreement or taking other action in connection with a Liquidity Event and provided further that nothing contained herein shall prevent Gartmore or VGAMT from paying dividends to its shareholders or unitholders, as the case may be, at any time from the date hereof, provided, solely with respect to the payment of dividends, all outstanding obligations of VGAMT under the cooperation agreement or similar agreement, if any, between VCI and VGAMT, have been discharged or VCI has otherwise agreed in writing.





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

         3.4 NO RIGHTS AS UNITHOLDER. Nothing contained in this Agreement shall be construed as conferring upon VCI any rights as a unitholder of VGAMT, and nothing shall be construed as imposing any liabilities of VCI as a unitholder of VGAMT. It is understood that following exercise of any vested portion of this Option and receipt of any related Trust Units, VCI will have the rights and liabilities of a unitholder of VGAMT with respect to such Trust Units.

                         ARTICLE IV - DISPUTE RESOLUTION

         4.1   ALTERNATIVE DISPUTE RESOLUTION.

               (a) In the event that the parties are unable to resolve any dispute regarding the amount of the Exercise Price or with respect to the amount of delivered Synergy Payments set forth in a Preliminary Synergy Report, such dispute shall be referred to the accounting firm providing annual audit services to Nationwide Mutual for the most recently completed accounting period (or, if such accounting firm is unable to provide services with respect to a dispute, another mutually agreed accounting firm) (the "Accountant"). If the dispute is referred to the Accountant, on the fifth Business Day after the such referral, each party shall submit its position regarding the dispute to the Accountant by making a written submission to the Accountant and to the other party, which written submission shall include the submitting party's position regarding such dispute, including supporting documentation. Each party shall then have two (2) Business Days following the date of the initial submissions to submit to the Accountant and to the other party further documentation of its position on the issues(s); provided, however, that if a party fails to make a timely and complete submission to the Accountant, such party shall be deemed to have conceded the dispute. Upon receipt of final submissions from both parties with respect to a given dispute, the Accountant shall have seven (7) Business Days in which to resolve the dispute. The decision of the Accountant shall be final and binding upon the parties, and each party shall bear its own costs plus one-half (1/2) of the costs of the Accountant.

               (b) VGAMT shall not be obligated to issue any Option Units to VCI pursuant to a Notice of Exercise if the Exercise Price for such Option Units or vested status of the related portion of the Option is being determined in accordance with this Article IV. VGAMT shall issue such Option Units within five
(5) Business Days of the date of the decision of the Accountant.




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                           ARTICLE V - MISCELLANEOUS

         5.1 NOTICES. Where this Agreement provides for notice of any event, such notice shall be given, unless otherwise herein expressly provided, in writing and may be personally served, telecopied or sent by nationally recognized overnight courier service and shall be deemed to have been given when delivered in person or otherwise upon receipt. For purposes hereof, the address of the parties hereto (until delivery of a notice of change thereof delivered in accordance herewith) shall be as set forth below:

              If to VGAMT, to:

                    Villanova Global Asset Management Trust
                    1200 River Road
                    Conshohocken, PA  19428
                    Attention: Paul J. Hondros
                               President and Chief Executive Officer

              with a copy to its Managing Unitholder:

                    Nationwide Global Holdings, Inc.
                    One Nationwide Plaza
                    Columbus, OH  43215
                    Attention: Milton E. Fullen
                               Associate Vice President and Director-Finance

              If to VCI, to:

                    Villanova Capital, Inc.
                    1200 River Road
                    Conshohocken, PA  19428
                    Attention: Gregory J. Nowak
                               Executive Vice President - Mergers & Acquisitions

         5.2 GOVERNING LAW. This Agreement shall governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to conflicts of laws principles.

         5.3 AMENDMENTS AND MODIFICATIONS. This Agreement may be amended and modified only by written agreement of the parties hereto.

         5.4 BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, permitted assigns and legal representatives. This Agreement may not be assigned or otherwise transferred, in whole or in part, by either party hereto without the prior written consent of the other party.




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

         5.5 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement, it being understood that all parties need not sign the same counterpart.

         5.6 HEADINGS. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

         5.7 ENTIRE AGREEMENT. This Agreement and its exhibits constitute the entire agreement among the parties hereto relating to the subject matter hereof and supercede all prior agreements, understandings, negotiations and discussions, whether oral or written of the parties.

         5.8 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the parties hereto direct that such court interpret and apply the remainder of this Agreement in the manner that it determines most closely effectuates their intent in entering into this Agreement, and in doing so particularly take into account the relative importance of the term, provision, covenant or restriction being held invalid, void or unenforceable.





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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

                                 VILLANOVA GLOBAL ASSET MANAGEMENT TRUST

                                 By:      NATIONWIDE GLOBAL HOLDINGS, INC.,
                                          its Managing Unitholder

                                          By:  ________________________________
                                               Name:
                                               Title:

                                 VILLANOVA CAPITAL, INC.



                                 By:      _____________________________________
                                          Name:
                                          Title:










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

                                                                                         EXHIBIT A

                                       OPTION VESTING SCHEDULE

--------------------------------------------------------------------------------------------------------------------
PRESENT      OPTION          SPECIFIED     YEAR 1        YEAR 1       YEAR 2      YEAR 2      YEAR 3     YEAR 3
VESTED       TRANCHE         TRANCHE       TARGET        CUMULATIVE   TARGET      CUMULATIVE  TARGET     CUMULATIVE
OF TRUST                     PERCENTAGE    REVENUES      TARGET       REVENUES    TARGET      REVENUES   TARGET
UNITS OF                     OF TRANCHE    BY OPTION     REVENUES*    BY OPTION   REVENUES    BY OPTION  REVENUES*
VGAMT                                      TRANCHE*                   TRANCHE*                TRANCHE*
--------------------------------------------------------------------------------------------------------------------

   11.11%    1st Tranche     11.11%         $6,886        $6,886       $7,850      $7,850     $8,949      $8,949
--------------------------------------------------------------------------------------------------------------------


   22.22%    2nd Tranche     11.11%         $6,886       $13,772       $7,850     $15,700     $8,949     $17,898
--------------------------------------------------------------------------------------------------------------------


   27.78%    3rd Tranche      5.56%         $3,443       $17,215       $3,925     $19,625     $4,474     $22,372
--------------------------------------------------------------------------------------------------------------------


   33.33%    4th Tranche      5.55%         $3,443       $20,658       $3,925     $23,550     $4,474     $25,846
--------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
PRESENT      OPTION          SPECIFIED       YEAR 4     YEAR 4      YEAR 5      YEAR 5
VESTED       TRANCHE         TRANCHE         TARGET     CUMULATIVE  TARGET      CUMULATIVE
OF TRUST                     PERCENTAGE      REVENUES   TARGET      REVENUES    TARGET
UNITS OF                     OF TRANCHE      BY OPTION  REVENUES*   BY OPTION   REVENUES*
VGAMT                                        TRANCHE*               TRANCHE*
-------------------------------------------------------------------------------------------

   11.11%    1st Tranche     11.11%          $10,202     $10,202     $11,630     $11,630
-------------------------------------------------------------------------------------------


   22.22%    2nd Tranche     11.11%          $10,202     $20,404     $11,630     $23,260
-------------------------------------------------------------------------------------------


   27.78%    3rd Tranche      5.56%           $5,101     $25,505      $5,815     $29,075
-------------------------------------------------------------------------------------------


   33.33%    4th Tranche      5.55%           $5,101     $30,606      $5,815     $34,890
-------------------------------------------------------------------------------------------



    * U.S. Dollars in thousands




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